UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 22, 2012

Commission File #: 000-53723

IMMUNOVATIVE, INC.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

65-1102237
(IRS Employer Identification Number)

39 Old Ridgebury Road
Danbury, Connecticut 06180
  (Address of principal US executive offices)

 Tel: (917) 796-9926
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note: On August 27, 2012, Immunovative, Inc. (the “Company”) filed a Current Report on Form 8-K which is hereby amended in its entirety as set forth herein.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 22, 2012, Mr. Antonio Treminio resigned his position as member of the Company’s Board of Directors.  A copy of Mr. Treminio’s resignation is attached hereto as Exhibit 99.1.

In replacement of Mr. Treminio, Mr. Seth Shaw was appointed as a member of the Company’s Board of Directors and, additionally, as the Company’s Chief Executive Officer.  Shaw has been Vice President of the Company in charge of Strategic Planning.

Mr. Shaw, 33, started his career at American International Group (AIG) and has extensive experience building companies and securing financing from a broad range of both domestic and international institutional investors. Over the past seven years, he has been instrumental in securing more than $60 million in capital, in aggregate, for several small-cap and micro-cap companies.

As part of Mr. Shaw’s employment with the Company, he and the Company entered into a Chief Executive Officer Employment Agreement dated as of August 22, 2012.  A copy of the agreement is attached hereto as Exhibit 10.1.

As part of the agreement, the Company shall pay to Mr. Shaw an annual salary of $132,000; provided, however, Mr. Shaw has agreed in lieu of a cash salary payment, he will receive 60,000 shares of the Company’s common stock per month.  Such shares shall be “restricted securities” as such term in defined in the Securities Act of 1933.  Additionally, as of the date of the agreement, Mr. Shaw received a grant of 1,500,000 shares of common stock.  Such shares shall also be “restricted securities” unless included as part of the Company’s Form S-8.   Mr. Shaw also received fully-vested options to purchase 5,000,000 shares of the Company’s common stock at an exercise price of $0.10.  Mr. Shaw also received a grant of 2,500,000 shares of common stock upon the Company achieving an aggregate capital raise of $7,500,000.  Such shares shall be “restricted securities”.

The agreement also contained customary covenants regarding the protection of trade secrets and confidential information of the Company.  Mr. Shaw also agreed to a six-month non-competition covenant in the event of his separation from the Company.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1	Chief Executive Officer Employment Agreement, dated August 22, 2012, between Immunovative, Inc. and Seth M. Shaw

99.1	Resignation Letter Antonio Treminio

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOVATIVE, INC

Date: November 7, 2012	By:	/s/ Seth M. Shaw
Seth M. Shaw
Director